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                                                                   EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of Group Maintenance America Corp. on Form S-4 of our report on the financial statements of Masters, Inc. dated July 24, 1997 appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

Deloitte & Touche LLP

Washington, D.C.

September 18, 1998